UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2020

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000
Los Angeles
California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	REXR	New York Stock Exchange
5.875% Series A Cumulative Redeemable Preferred Stock	REXR-PA	New York Stock Exchange
5.875% Series B Cumulative Redeemable Preferred Stock	REXR-PB	New York Stock Exchange
5.625% Series C Cumulative Redeemable Preferred Stock	REXR-PC	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by Rexford Industrial Realty, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On February 10, 2020, the board of directors adopted and approved the Company’s Fourth Amended and Restated Bylaws in order to replace Article XV and Article XIV of the existing bylaws in their entirety with a revised Article XV and Article XIV, respectively.
The revised Article XV reduces the stock ownership requirements necessary for a stockholder to propose amendments to the Company’s bylaws. Article XV now permits stockholders to amend the Company’s bylaws by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company pursuant to a binding proposal submitted by a stockholder that satisfies the ownership and other eligibility requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for the periods and as of the dates specified therein. Previously, amendments pursuant to Article XV could only be proposed by a stockholder, or group of up to five stockholders, owning three percent or more of the Company’s outstanding common stock continuously for at least one year.
The revised Article XIV now includes Internal Corporate Claims (a new term resulting from a change in Maryland law that is defined in Section 1-101(q) of the Maryland General Corporation Law) as a type of litigation subject to the Company’s exclusive forum provision. The revised Article XIV also clarifies that the exclusive forum provision does not cover actions arising under federal securities laws.
The foregoing description is qualified in its entirety by reference to a copy of the Fourth Amended and Restated Bylaws filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits.

Exhibit Number	Description
3.1	Fourth Amended and Restated Bylaws of Rexford Industrial Realty, Inc., adopted February 10, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
February 13, 2020	/s/ Michael S. Frankel
Michael S. Frankel Co-Chief Executive Officer (Principal Executive Officer)

Rexford Industrial Realty, Inc.
February 13, 2020	/s/ Howard Schwimmer
Howard Schwimmer Co-Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description
3.1	Fourth Amended and Restated Bylaws of Rexford Industrial Realty, Inc., adopted February 10, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).